Exhibit (q)

POWER OF ATTORNEY

WITH RESPECT TO

INDEXIQ Active ETF TRUST

Know all men by these presents that Reena Aggarwal, a Trustee of IndexIQ Active ETF Trust (the “Trust”) whose name and signature appears below, constitutes and appoints David L. Fogel, Adam S. Patti and Adefolahan Oyefeso as her attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Reena Aggarwal

Reena Aggarwal

August 27, 2015

POWER OF ATTORNEY

WITH RESPECT TO

INDEXIQ Active ETF TRUST

Know all men by these presents that Michael A. Pignataro, a Trustee of IndexIQ Active ETF Trust (the “Trust”) whose name and signature appears below, constitutes and appoints David L. Fogel, Adam S. Patti and Adefolahan Oyefeso as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Michael A. Pignataro

Michael A. Pignataro

August 27, 2015

POWER OF ATTORNEY

WITH RESPECT TO

INDEXIQ Active ETF TRUST

Know all men by these presents that Paul D. Schaeffer, a Trustee of IndexIQ Active ETF Trust (the “Trust”) whose name and signature appears below, constitutes and appoints David L. Fogel, Adam S. Patti and Adefolahan Oyefeso as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Paul Schaeffer

Paul Schaeffer

August 27, 2015

POWER OF ATTORNEY

WITH RESPECT TO

INDEXIQ Active ETF TRUST

Know all men by these presents that Adam S. Patti, a Trustee of IndexIQ Active ETF Trust (the “Trust”) whose name and signature appears below, constitutes and appoints David L. Fogel, Matthew Curtin and Adefolahan Oyefeso as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Adam S. Patti

Adam S. Patti

August 27, 2015